SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2010

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954) 917-6655
(Registrant's Telephone Number, Including Area Code)

______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

Effective January 1, 2010, Goldstein Lewin & Co. (“Goldstein Lewin”), our independent certifying accountant and the principal accountant engaged to audit our financial statements, consummated a sale of its attest practice (the “Accounting Firm Transaction”) to Mayer Hoffman McCann P.C. (“MHM”).  As a result, the Audit Committee of our Board of Directors has engaged MHM to serve as our new independent certifying accountant.

The audit report of Goldstein Lewin on our financial statements for the fiscal year ended September 30, 2009 expressed an unqualified opinion.  Such audit report did not contain an adverse opinion or disclaimer of opinion or qualification.  During our two most recent fiscal years and the period thereafter through the date of the Accounting Firm Transaction, there were no disagreements with Goldstein Lewin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Goldstein Lewin, would have caused such entity to make reference to such disagreements in its reports.  During our two most recent fiscal years and through the date of the Accounting Firm Transaction, no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required by Item 304(a)(1)(v) to be disclosed in this report.

During our two most recent fiscal years and the period thereafter through the date of the Accounting Firm Transaction, neither we, nor anyone on our behalf, consulted MHM regarding:  (i) the application of accounting principles to a specific completed or proposed transaction; (ii) the type of audit opinion that might be rendered on our financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-K).

We have requested Goldstein Lewin to review the disclosures contained in this report and have asked them to furnish us with a currently dated letter addressed to the SEC containing any new information, clarification of the expression of our views or the respects in which it does not agree with the statements made by us in response to Item 304(a) of Regulation S-K. A copy of such letter is filed as an exhibit to this report.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits:
	16.1	Letter dated January 7, 2010, from Goldstein Lewin & Co. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

January 7, 2010	By:	/s/ Robert E. Tomlinson
Robert E. Tomlinson, CFO